UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Information required in Proxy Statement

Schedule 14a Information

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

RENT-A-CENTER, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MMMMMMMMMMMM + C 1234567890 The Sample Company 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Online Go to www.envisionreports.com/RCII or scan the QR code — login details are located in the shaded bar below. Important Notice Regarding the Availability of Proxy Materials for the RENT-A-CENTER, INC Stockholder Meeting to be Held on June 2, 2020 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholder meeting are available on the Internet. Follow the instructions below to view the materials and vote online or to request a printed copy of the proxy materials and vote by phone or by mail. The items to be voted on at, and the web address of, the annual meeting, which will be held exclusively via live webcast, are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and Annual Report on Form 10-K for the year ended December 31, 2019 are available at: www.envisionreports.com/RCII Easy Online Access — View your proxy materials and vote. Step 1: Step 2: Step 3: Step 4: Step 5: Go to www.envisionreports.com/RCII. Click on Cast Your Vote or Request Materials. Follow the instructions on the screen to log in. Make your selections as instructed on each screen for your delivery preferences. Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Paper Copy of the Proxy Materials – If you want to receive a paper copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 18, 2020 to facilitate timely delivery. + 2 N O T C O Y 03934C MMMMMMMMM 2020 Annual Stockholder Meeting Notice1234 5678 9012 345

Rent-A-Center, Inc.’s 2020 Annual Meeting of Stockholders will be held on June 2, 2020 at 8:00 a.m., Central Time, exclusively via live webcast Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR each Director Nominee listed, FOR Proposals 2 and 3 and for ONE YEAR on Proposal 4: 1. To re-elect the three Class II directors nominated by the Board of Directors: 01 - Jeffrey J. Brown 02 - Mitchell E. Fadel 03 - Christopher B. Hetrick To ratify the Audit & Risk Committee’s selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2020 To conduct an advisory vote approving the compensation of the named executive officers for the year ended December 31, 2019, as set forth in the proxy statement To conduct an advisory vote on the frequency of future advisory votes on executive compensation 2. 3. 4. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares, you must go online or request a paper copy of the proxy materials to receive a proxy card and vote by phone or by mail. If you wish to attend and vote at the meeting, please have this notice with you. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. Internet – Go to www.envisionreports.com/RCII. Click Cast Your Vote or Request Materials. Phone – Call us free of charge at 1-866-641-4276. Email – Send an email to investorvote@computershare.com with “Proxy Materials RENT-A-CENTER INC” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 18, 2020. — — — 2020 Annual Stockholder Meeting Notice